UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2007

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LCC International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-21213	54-1807038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 West Park Drive, Suite 315-A, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

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Registrant’s telephone number, including area code: 703-873-2000

Former name or former address, if changed since last report: Not applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

The Company today announced via press release that as part of its recent WFI acquisitions, effective June 27, 2007, the Company has taken steps towards recognizing integration related and other cost synergies by implementing a workforce reduction and consolidating certain facilities in the U.K.

A copy of the Company's press release of July 3, 2007 is attached hereto as Exhibit 99.1 and is incorporated by reference to this Item 2.05.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following document is herewith filed as an exhibit to this report:

Exhibit No.	Description
99.1	Press Release, dated July 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.
By:	/S/PETER A. DELISO
Peter A. Deliso Senior Vice President, New Ventures, General Counsel & Secretary

Date: July 3, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 2, 2007